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                                                                    EXHIBIT 10.5


                          PURCHASE AND SALE AGREEMENT

                            BRIERBROOK CLASS A UNITS

         THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is made by and between , ("SELLER") and , , or its assigns ("PURCHASER").

                                    RECITALS

         WHEREAS, Seller is the owner of units of Class A limited liability company interest (the "Units") in Brierbrook Partners, LLC, a Tennessee limited liability company (the "Company"); and,

         WHEREAS, Buyer is the Class B Member of the Company and the Managing Member of the Company; and,

         WHEREAS, pursuant to SECTION 9.2.1 of the Operating Agreement of Brierbrook Partners, LLC, the Seller has the right to transfer his Units to Buyer, subject to the terms and conditions of SECTION 9.3 of the Operating Agreement;

         WHEREAS, the Seller desires to sell and the Buyer desires to purchase all of the Seller's Units upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

                                  ARTICLE 1.
                                 SALE OF UNITS

SECTION 1.1       PURCHASE AND SALE OF UNITS.

                  At the Closing (as herein defined) and upon and subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, all of Seller's Units in the Company for an amount equal to the Purchase Price.

SECTION 1.2       PURCHASE PRICE.

                  The purchase price (the "PURCHASE PRICE") for the Units shall be an amount equal to consideration of the Seller's election in accordance with the Consent to Transaction, Election and Power of Attorney attached hereto as
SCHEDULE 1. At the Closing, the Purchase Price shall be paid by Purchaser delivering to the Seller a cashier's check or wire transfer of immediately available funds payable to the order of the Seller in an amount equal to the Purchase Price or delivery of units of partnership interests in Windrose Medical Properties, L.P. ("Units").

                                  ARTICLE 2.
                                    CLOSING

SECTION 2.1       CLOSING.

                  Except for any other provision of this Agreement that may serve to extend the time for closing hereunder, the closing of the transaction (the "CLOSING") shall occur at the offices of the Company


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within fifteen (15) days after the satisfaction of all conditions precedent set forth in ARTICLE 3, or on any earlier date as may be designated by Purchaser and agreed to by Seller.

                                  ARTICLE 3.
                              CONDITIONS PRECEDENT

SECTION 3.1       CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION.

                  The obligations of Purchaser to purchase the Units and to consummate the transactions contemplated by this Agreement are subject to the satisfaction, prior to the Closing, of each of the following conditions:

         3.1.1 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of Seller set forth in ARTICLE 5 shall be true at all times prior to and as of the Closing.

         3.1.2 STATUS OF SELLER. Seller shall not be in receivership or have made any assignment for the benefit of creditors, or admitted in writing its inability to pay its debts as they mature, or have been adjudicated a bankrupt, or have filed or had filed against it either a petition in voluntary bankruptcy or a petition seeking reorganization under the federal bankruptcy law or any other similar law or statute of the United States or any state.

         3.1.3 MATERIAL CHANGES. No material change shall have occurred with respect to the condition, financial or otherwise, of the Units.

         3.1.4    COMPLIANCE WITH OPERATING AGREEMENT. All requirements of
SECTION 9.3 of the Operating Agreement shall be complied with by Seller and Purchaser.

         3.1.5 WINDROSE IPO. The Windrose IPO shall be closed and funded. "Windrose IPO" shall mean an initial public offering of shares of stock in Windrose Medical Properties Trust, a Maryland REIT, registered and offered to the public in accordance with the rules and regulations of the SEC and all state agencies having jurisdiction with respect to such offering. In the event the Windrose IPO is not closed and funded on or before August 31, 2002, this Agreement shall become null and void, unless extended by the mutual agreement of the parties hereto.

SECTION 3.2       FAILURE OF CONDITIONS TO PURCHASER'S OBLIGATIONS.

                  In the event any one or more of the conditions to Purchaser's obligation to close on the transaction contemplated hereunder are not completely satisfied prior to or as of the Closing, Purchaser, at Purchaser's option, may: (a) terminate this Agreement by giving written notice of termination to Seller, and the Parties shall have no further obligation to each other under this Agreement; or (b) proceed to Closing.

                                  ARTICLE 4.
                              CLOSING OBLIGATIONS

SECTION 4.1       BILL OF SALE AND ASSIGNMENT OF UNITS.

                  With this Agreement, Seller has executed and delivered to Purchaser a Bill of Sale and Assignment of Units attached hereto as EXHIBIT A. The Bill of Sale and Assignment of Units shall be effective, without further action on the part of the Seller and upon payment by Purchaser in full of the Purchase Price to Seller as evidenced by either (a) the confirmation Purchaser's bank of the wire transfer


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of the Purchase Price to the account specified by Seller in EXHIBIT B attached hereto; or (b) delivery of a cashier's check made payable to Seller in the amount of the Purchase Price by certified mail or established overnight delivery service to Seller's address set forth in SECTION 8.3 or delivery of Units.

SECTION 4.2       PURCHASER'S OBLIGATIONS AT CLOSING.

                  Purchaser shall deliver to Seller the Purchase Price by cashier's check or wire transfer of immediately available funds or delivery of Units.

                                  ARTICLE 5.
                    SELLER'S REPRESENTATIONS AND WARRANTIES.

         To induce Purchaser to purchase the Units, Seller represents and warrants to Purchaser the following, which shall be true and accurate on the Effective Date and on the date of Closing:

         5.1.1 AUTHORITY AND BINDING NATURE. Seller has duly and validly authorized and executed this Agreement, and has full right, title, power and authority to enter into this Agreement and to consummate the transactions provided for herein, and the joinder of no person or entity, except as set forth in the Operating Agreement will be necessary to convey the Units fully and completely to Purchaser at Closing. All documents executed by Seller and delivered to Purchaser are duly executed, authorized and delivered by Seller and constitute the valid, binding legal obligations of Seller.

         5.1.2 TITLE. Seller has and at the Closing will have, and will convey, transfer and assign to Purchaser, good and marketable title to the Units, free and clear of any encumbrances, liens, security interests, judgments, claims and any other matters affecting title to the Units, except for the requirements of the Operating Agreement. Seller has not conveyed to any person or entity other than Purchaser any rights to acquire any interest in the Units.

         5.1.3 VIOLATION OF AGREEMENTS. Neither execution by Seller of this Agreement nor the consummation by Seller of the transactions contemplated by this Agreement (i) result in a breach of any of the terms or provisions of, or constitute a default or a condition which upon notice or lapse of time would ripen into a default under any agreement, instrument or obligation to which Seller is a party or by which the Units is bound; or (ii) to Seller's knowledge constitute a violation of any Laws, order, rule or regulation applicable to Seller or the Units of any federal, state or municipal body, or other governmental or quasi-governmental body having jurisdiction over Seller or the Units.

         5.1.4 LITIGATION AND ADMINISTRATIVE PROCEEDINGS. There are no lawsuits or other proceedings of any kind pending or, to Seller's actual knowledge; threatened against Seller relating to the Units nor does Seller have any knowledge of any basis for any such action. Seller has received no notices of and there are no lawsuits or other proceedings or judgments relating to the violation of any laws, ordinances, regulations, codes, orders or other requirements specifically affecting the Units.

         5.1.5 COMPLETE DOCUMENTS. All documents and materials delivered by Seller to Purchaser pursuant to this Agreement are true, correct and complete.

         5.1.6 LIENS. Seller shall not voluntarily create any additional encumbrances on the Units prior to the Closing.


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                                  ARTICLE 6.
                  REPRESENTATIONS AND COVENANTS OF PURCHASER.

SECTION 6.1 AUTHORITY AND BINDING NATURE. Purchaser has all requisite power and authority to execute, deliver and perform this Agreement and all instruments and agreements contemplated hereby. This Agreement has been duly authorized, executed and delivered by Purchaser, and all consents required under Purchaser's organizational documents or from any third party or from any governmental authority have been obtained. All documents executed by Purchaser and delivered to Purchaser are duly executed, authorized and delivered by Purchaser and constitute the valid, binding legal obligations of Purchaser.

SECTION 6.2 JOINDER OF OPERATING AGREEMENT. Purchaser is the Class B Member of the Company. With respect to the purchase of the Units, Purchaser hereby agrees that the Class A Units purchased pursuant to this Agreement shall be bound by the provisions of the Operating Agreement respecting Class A Units.

SECTION 6.3 OPINIONS OF COUNSEL. Purchaser shall acquire, at its expense, all opinions of counsel required under SECTION 9.3 of the Operating Agreement for the purchase of the Units as set forth herein.

SECTION 6.4       SURVIVAL AND INDEMNIFICATION.

         6.4.1 SURVIVAL. Each party's representations and warranties survive for a period of one year after the date of Closing.

         6.4.2 INDEMNIFICATION. Each party (the "defaulting party") hereby agrees, at its sole cost and expense, to indemnify, defend and hold the other party (the "non-defaulting party"), its successors and assigns, harmless from and against with respect to any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) of any and every kind or type, known or unknown, asserted against or incurred by the non-defaulting party at any time arising out of (i) the breach of any representation or warranty of a defaulting party as set forth in this Agreement; or, (ii) the failure of the defaulting party to perform any obligation required to be performed by such party pursuant to this Agreement. The obligation of the defaulting party to indemnify, defend and hold the non-defaulting party armless as aforementioned shall survive the Closing of the transaction contemplated by this Agreement and shall continue thereafter in full force and effect for the benefit of non-defaulting party, its successors and assigns.

                                  ARTICLE 7.
                                    DEFAULT

SECTION 7.1       DEFAULT.

                  In the event of any default under this Agreement on the part of either party which continues for ten (10) days after receipt of notice from the other party (except that no notice is required for default under any obligations to be performed at Closing), the parties shall have the following remedies:

         7.1.1 DEFAULT BY PURCHASER. If Purchaser is the defaulting party, Seller, as its sole remedy, waiving all other remedies, may terminate this Agreement.

         7.1.2 DEFAULT BY SELLER. If Seller is the defaulting party, Purchaser, as its sole and exclusive remedies, waiving all other remedies, may, in addition to its other legal remedies seek specific performance.


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                                  ARTICLE 8.
                                 MISCELLANEOUS

SECTION 8.1       BENEFITS AND RISKS OF OWNERSHIP PRIOR TO CLOSING.

                  Until Closing, all of the rights and liabilities of ownership of the Units shall belong to Seller and Seller shall be entitled to all distributions related to the Units for the period prior to Closing. All risk of loss to the Units shall remain with Seller until Closing.

SECTION 8.2       TIME FOR PERFORMANCE.

                  Whenever under the terms of this Agreement the time for performance falls on a Saturday, Sunday or federal or state legal holiday, the time for performance shall be on the next day that is not a Saturday, Sunday or legal holiday.

SECTION 8.3       NOTICES.

                  All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments or designations required under this Agreement or by law by either party to the other shall be in writing and shall be given by registered or certified mail, return receipt requested, postage prepaid, by facsimile transmission, or by reasonably reliable courier service providing overnight or sooner delivery, delivery fee prepaid, and addressed as follows:

                                    TO SELLER:

                                    TO PURCHASER:

         Either party may change its address by notice to the other party. Each notice, approval, or other communication is deemed delivered and received by the addressee upon receipt, or upon refusal to accept delivery (the refusal being evidenced by the U.S. Postal Service's return receipt or similar advice from the courier company).

SECTION 8.4       INVALID PROVISIONS.

                  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable. This Agreement shall be construed as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or by its severance from this Agreement.

SECTION 8.5       COUNTERPARTS.

                  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 8.6       ENTIRE AGREEMENT.

                  This Agreement embodies the entire agreement and understanding between the parties relating to the transaction contemplated hereby and may not be amended, waived or discharged except by an instrument in writing executed by the party against whom enforcement of such amendment, waiver or discharge is sought.


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SECTION 8.7       GOVERNING LAW AND VENUE.

                  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE AND VENUE SHALL BE IN WILLIAMSON COUNTY, TENNESSEE.

SECTION 8.8       ASSIGNMENT.

                  Purchaser may assign its rights under this Agreement without Seller's consent to its affiliates. In the event of any assignment of this Agreement by Purchaser, the assignee assumes all obligations of Purchaser hereunder and Purchaser remains liable for all obligations of Purchaser hereunder, jointly and severally with the assignee.

SECTION 8.9       WAIVER OF CONDITIONS.

                  Any Party may, at any time, waive any of the conditions to its obligations under this Agreement; provided, however, that any such waiver must be in writing and signed by such Party. No waiver by a Party of any breach of this Agreement by the other Party shall be deemed to be a waiver of any other breach by such other Party, and no acceptance of payment or performance by a Party after any breach by the other Party shall be deemed to be a waiver of any breach of this Agreement by such other Party. No failure or delay by a Party to exercise any right it may have by reason of a default of the other Party shall operate as a waiver of default or shall prevent the first Party from exercising its remedies for such default.

SECTION 8.10      EFFECTIVE DATE.

                  For purposes of this Agreement, the Effective Date shall be the date that a counterpart or counterparts of this Agreement, executed by Seller and Purchaser, are delivered one to the other.

SECTION 8.11      SUCCESSORS AND ASSIGNS.

                  This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, representatives, successors and assigns.

SECTION 8.12      PREVAILING PARTY.

                  The prevailing party in any litigation concerning the interpretation or enforcement of this Agreement is entitled to recover from the losing party the prevailing party's attorneys' fees, court costs, and expenses, whether at the trial or appellate level. A prevailing party includes, without limitation, one who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or abandonment by the other party of its claim or defense.

                            [SIGNATURE PAGE FOLLOWS]


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                                       SELLER:



                                       BY:
                                          --------------------------------------

                                       NAME:
                                            ------------------------------------

                                       TITLE:
                                             -----------------------------------

                                       DATE:
                                            ------------------------------------

                                       PURCHASER:



                                       BY:
                                          --------------------------------------

                                       NAME:
                                            ------------------------------------

                                       TITLE:
                                             -----------------------------------

                                       DATE:
                                            ------------------------------------


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                                   EXHIBIT A

                      BILL OF SALE AND ASSIGNMENT OF UNITS

         TO:      ("Purchaser")

         FROM:

         RE: Limited Liability Company Units of Brierbrook Partners, LLC (the "Company")

         STATE OF

         COUNTY OF

         KNOW ALL MEN BY THESE PRESENTS THAT, , , in accordance with its operating agreement of Brierbrook Partners, LLC ( the "Company"), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by Med Properties Asset Group, L.L.C., an Indiana limited liability company ("Buyer") has GRANTED, SOLD, ASSIGNED, TRANSFERRED, CONVEYED, and DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY and DELIVER unto Buyer, all of Seller's right, title and interest in and to of the limited liability units (the "Units") owned by Seller in the Company.

         TO HAVE AND TO HOLD the Units unto Buyer, its successors and assigns, forever, and Seller does hereby bind itself and its successors to warrant and forever defend, all and singular, the Units unto Buyer, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Seller, but not otherwise.

         The agreements, covenants, warranties and representations herein set forth shall be binding upon Seller, its successors and assigns.

         hereby accepts this Bill of Sale and Assignment of the Units Buyer does hereby assume and agree to perform all of Seller's rights, duties, obligations and liabilities, as a Member, with respect to the Units to the extent such rights, duties, obligations and liabilities arise, are to be performed, and are attributable to the period beginning after the Closing Date.

         Buyer agrees to indemnify, defend and hold harmless Seller from and against any claim (including reasonable attorney's fees) arising out of or relating to the Units to the extent such claim arises after the Closing Date and is attributable to the period beginning after the Closing Date so long as such claim is not caused by an act or omission of Seller, its employees or agents and did not arise prior to the Closing Date. Seller agrees to indemnify, defend and hold harmless Buyer from and against any claim (including reasonable attorney's fees) arising out of or relating to the Units to the extent such claim arose prior to the Closing Date or is attributable to the period ending on the Closing Date.

         This Assignment shall be binding upon Seller, its successors and assigns and shall inure to the benefit of Buyer, its successors and assigns and any subsequent owner of the Units.

         This Assignment shall be governed by the laws of the State of Tennessee.


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     IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed by its duly authorized officer effective upon delivery of the Purchase Price as set forth in the Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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                                       SELLER:
                                              ----------------------------------

         STATE OF _________________

         COUNTY OF ________________

         PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State____________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence and who upon oath, acknowledged himself/herself to be the within named bargainor, and that he/she, as such bargainor executed the within instrument for the purposes therein contained, by signing the his/her name to said Agreement.

         WITNESS my hand and official seal at office in _______________________ County, _____________________ this _____ day of ________, 2002.



My Commission Expires:
                                       -----------------------------------------
                                       Notary Public


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                                   EXHIBIT B

SELLER:

SELLER'S TAXPAYER IDENTIFICATION NUMBER: _________________

PURCHASE PRICE:

SELLER'S ACCOUNT: The Account set forth below is the account designated by Seller for the wire transfer of the Purchase Price pursuant to the Agreement is the following Account maintained by the Seller:

FINANCIAL INSTITUTION:              _______________________

STREET ADDRESS:                     _______________________

CITY, STATE, ZIP CODE:              _______________________

ABA NUMBER:                         _______________________

BANK'S TELEPHONE NUMBER:            _______________________

SELLER'S ACCOUNT NUMBER:            _______________________

CONTACT INFORMATION FOR SELLER TO CONFIRM WIRE:

____________________ (Business Telephone)

____________________ (Alternative Telephone)

____________________ (Fax Telephone)

____________________ (email)


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